UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report April 23, 2014

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of shareholders on April 23, 2014.

The three nominees for Director were elected for three year terms expiring 2017 as follows:

Kenneth W. Dewey	For	60,727,758
	Withheld	531,373
	Broker non-votes	5,938,348

M. James Gorrie	For	60,673,439
	Withheld	585,692
	Broker non-votes	5,938,348

James T. McManus, II	For	59,798,703
	Withheld	1,460,428
	Broker non-votes	5,938,348

Described below are the other matters voted upon at the Annual Meeting and the number of affirmative votes, negative votes, abstentions and broker non-votes.

I.	Proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accountants – approved.

For	66,845,249
Against	265,464
Abstain	86,766
Broker non-votes	—

II.	Advisory vote on executive compensation – approved.

For	59,622,502
Against	1,364,588
Abstain	272,041
Broker non-votes	5,938,348

III.	Shareholder proposal with respect to a report on methane gas emissions – not approved.

For	14,233,508
Against	38,817,372
Abstain	8,208,251
Broker non-votes	5,938,348

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

April 25, 2014	/s/ J. David Woodruff
J. David Woodruff Vice President, General Counsel and Secretary of Energen Corporation

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